Exhibit 32.1


                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Regarding Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2004

     In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


Date: November 15, 2004                    /s/ STEVEN A. ROSSO
                                           -------------------------------------
                                           Steven A. Rosso
                                           President and Chief Executive Officer



Date: November 15, 2004,                   /s/ JOANNE ROBERTS
                                           -------------------------------------
                                           JoAnne Roberts
                                           Vice President and
                                           Chief Financial Officer



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